                                                       Exhibit 99.1




[CD&L LOGO]

Contacts:      Russell Reardon, CFO
               CD&L, Inc.
               (201) 487-7740

FOR IMMEDIATE RELEASE


                      CD&L Announces Third Quarter Results


SOUTH HACKENSACK, N.J., November 17, 2003 - CD&L, Inc. (Amex:CDV), one of the nation's leading providers of customized, time-critical delivery services announced today its Third Quarter 2003 results along with the filing of the Company's Quarterly Report on Form 10-Q.

         Revenue for the three months ended September 30, 2003 increased by $1.9 million, or 4.9%, to $40.8 million from $38.9 million for the three months ended September 30, 2002. Net income for the three months ended September 30, 2003 increased by $61,000 to $442,000, or $.06 per basic share, from $381,000 for the three months ended September 30, 2002. The increase in net income was primarily due to increased revenues and lower insurance costs, partially offset by economic and competitive pressures on pricing and increases in direct delivery expenses.

         CD&L, Inc., based in South Hackensack, NJ operates 57 facilities in 21 states, with annual revenues of approximately $160,000,000. The Company has over 1,300 employees and utilizes approximately 2,200 independent contractors to provide time-sensitive delivery services to thousands of customers across the country.



                                      # # #

                           CD&L, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (In thousands, except share information)

                                                                                               September 30,        December 31,
                                                                                                   2003                 2002
                                                                                              ---------------     ---------------
                                                                                                (Unaudited)           (Note 1)

                             ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                                   $         1,066     $         1,452
  Accounts receivable, net                                                                             17,274              14,909
  Prepaid expenses and other current assets                                                             5,013               2,119
                                                                                              ---------------     ---------------
    Total current assets                                                                               23,353              18,480

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                                                                 863               1,233
GOODWILL                                                                                               11,531              11,531
DEFERRED FINANCING COSTS, net                                                                             493                 661
OTHER ASSETS                                                                                            2,216               1,916
                                                                                              ---------------     ---------------
    Total assets                                                                              $        38,456     $        33,821
                                                                                              ===============     ===============

              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term borrowings                                                                       $         5,026     $          --
  Current maturities of long-term debt                                                                  2,665               3,442
  Accounts payable, accrued liabilities and bank overdrafts                                            13,091              12,169
                                                                                              ---------------     ---------------
    Total current liabilities                                                                          20,782              15,611

LONG-TERM DEBT, net of current maturities                                                              12,173              14,041
OTHER LONG-TERM LIABILITIES                                                                               331                 269
                                                                                              ---------------     ---------------
    Total liabilities                                                                                  33,286              29,921
                                                                                              ---------------     ---------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred stock, $.001 par value; 2,000,000 shares
   authorized; no shares issued and outstanding                                                          --                  --
 Common stock, $.001 par value; 30,000,000 shares
   authorized; 7,688,027 shares issued at September 30, 2003 and
   December 31, 2002                                                                                        8                   8
 Additional paid-in capital                                                                            12,883              12,883
 Treasury stock, 29,367 shares at cost                                                                   (162)               (162)
 Accumulated deficit                                                                                   (7,559)             (8,829)
                                                                                              ---------------     ---------------
    Total stockholders' equity                                                                          5,170               3,900
                                                                                              ---------------     ---------------
    Total liabilities and stockholders' equity                                                $        38,456     $        33,821
                                                                                              ===============     ===============

                           CD&L, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                             For the Three Months                     For the Nine Months
                                                                     Ended                                   Ended
                                                                 September 30,                           September 30,
                                                      -----------------------------------     -----------------------------------
                                                           2003                2002                2003                2002
                                                      ---------------     ---------------     ---------------     ---------------

Revenue                                               $        40,846     $        38,921     $       122,040     $       116,355

Cost of revenue                                                32,549              31,240              98,741              92,514
                                                      ---------------     ---------------     ---------------     ---------------

  Gross profit                                                  8,297               7,681              23,299              23,841
                                                      ---------------     ---------------     ---------------     ---------------

Selling, general and
   administrative expenses                                      7,042               6,136              20,177              19,485
Depreciation and amortization                                     171                 308                 577                 916
Other income, net                                                (285)                (49)             (1,451)               --
Interest expense                                                  633                 650               1,880               2,061
                                                      ---------------     ---------------     ---------------     ---------------

                                                                7,561               7,045              21,183              22,462
                                                      ---------------     ---------------     ---------------     ---------------

Income before provision for income taxes                          736                 636               2,116               1,379

Provision for income taxes                                        294                 255                 846                 552

                                                      ---------------     ---------------     ---------------     ---------------
  Net income                                          $           442     $           381     $         1,270     $           827
                                                      ===============     ===============     ===============     ===============

Net income per share:
  Basic                                               $           .06     $           .05     $           .17     $           .11
                                                      ===============     ===============     ===============     ===============
  Diluted                                             $           .05     $           .05     $           .16     $           .10
                                                      ===============     ===============     ===============     ===============

Basic weighted average common
   shares outstanding                                           7,659               7,659               7,659               7,659
                                                      ===============     ===============     ===============     ===============
Diluted weighted average common
   shares outstanding                                           8,175               8,166               8,169               8,167
                                                      ===============     ===============     ===============     ===============